                                                                     Exhibit 4.4

                 ________________________________________________
                 ________________________________________________

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                          SANDY SPRING CAPITAL TRUST I


                         Dated as of _________ __, 1999

                 _______________________________________________
                 _______________________________________________


                               TABLE OF CONTENTS
                                                                                                Page
                                                                                                ----

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS
SECTION 1.1     Definitions ................................................................       1
                -----------


                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application ...........................................      8
                --------------------------------
SECTION 2.2     Lists of Holders of Securities .............................................      8
                ------------------------------
SECTION 2.3     Reports by the Property Trustee ............................................      9
                -------------------------------
SECTION 2.4     Periodic Reports to Property Trustee .......................................      9
                ------------------------------------
SECTION 2.5     Evidence of Compliance with Conditions Precedent ...........................      9
                ------------------------------------------------
SECTION 2.6     Events of Default; Waiver ..................................................      9
                -------------------------
SECTION 2.7     Event of Default; Notice ...................................................     11
                ------------------------

                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1     Name ......................................................................      11
                ----
SECTION 3.2     Office ....................................................................      12
                ------
SECTION 3.3     Purpose ...................................................................      12
                -------
SECTION 3.4     Authority .................................................................      12
                ---------
SECTION 3.5     Title to Property of the Trust ............................................      12
                ------------------------------
SECTION 3.6     Powers and Duties of the Administrative Trustees ..........................      13
                ------------------------------------------------
SECTION 3.7     Prohibition of Actions by the Trust and the Trustees ......................      15
                ----------------------------------------------------
SECTION 3.8     Powers and Duties of the Property Trustee .................................      16
                -----------------------------------------
SECTION 3.9     Certain Duties and Responsibilities of the Property Trustee................      19
                -----------------------------------------------------------
SECTION 3.10    Certain Rights of Property Trustee.........................................      21
                ----------------------------------
SECTION 3.11    Delaware Trustee...........................................................      23
                ----------------
SECTION 3.12    Execution of Documents ....................................................      23
                ----------------------
SECTION 3.13    Not Responsible for Recitals or Issuance of Securities ....................      24
                ------------------------------------------------------
SECTION 3.14    Duration of Trust .........................................................      24
                -----------------
SECTION 3.15    Mergers ...................................................................      24
                -------
SECTION 3.16    Property Trustee May File Proofs of Claim .................................      26
                -----------------------------------------

                                   ARTICLE IV
                                    SPONSOR

SECTION 4.1     Sponsor's Purchase of Common Securities .....................................    27
                ---------------------------------------
SECTION 4.2     Responsibilities of the Sponsor .............................................    27
                -------------------------------
SECTION 4.3     Right to Proceed ...........................................................     27
                ----------------
SECTION 4.4     Right to Dissolve Trust ....................................................     28
                -----------------------

                                   ARTICLE V
                                    TRUSTEES


SECTION 5.1     Number of Trustees: Appointment of Co-Trustee .................................  28
                ---------------------------------------------
SECTION 5.2     Delaware Trustee ..............................................................  28
                ----------------
SECTION 5.3     Property Trustee; Eligibility .................................................  29
                -----------------------------
SECTION 5.4     Certain Qualifications of Administrative Trustees and Delaware Trustee
                ----------------------------------------------------------------------
                Generally .....................................................................  30
                ---------
SECTION 5.5     Administrative Trustees .......................................................  30
                -----------------------
SECTION 5.6     Delaware Trustee ..............................................................  31
                ----------------
SECTION 5.7     Appointment, Removal and Resignation of Trustees ..............................  31
                ------------------------------------------------
SECTION 5.8     Vacancies among Trustees ......................................................  33
                ------------------------
SECTION 5.9     Effect of Vacancies ...........................................................  33
                -------------------
SECTION 5.10    Meetings ......................................................................  33
                --------
SECTION 5.11    Delegation of Power ...........................................................  34
                -------------------
SECTION 5.12    Merger, Conversion, Consolidation or Succession to Business ...................  34
                -----------------------------------------------------------

                                   ARTICLE VI
                                 DISTRIBUTIONS
SECTION 6.1     Distributions .................................................................  34
                -------------

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1     General Provisions Regarding Securities .......................................  35
                ---------------------------------------
SECTION 7.2     Execution and Authentication ..................................................  35
                ----------------------------
SECTION 7.3     Form and Dating ...............................................................  36
                ---------------
SECTION 7.4     Registrar and Paying Agent ....................................................  37
                --------------------------
SECTION 7.5     Paying Agent to Hold Money in Trust ...........................................  38
                -----------------------------------
SECTION 7.6     Replacement Securities ........................................................  38
                ----------------------
SECTION 7.7     Outstanding Preferred Securities ..............................................  38
                --------------------------------
SECTION 7.8     Preferred Securities in Treasury ..............................................  38
                --------------------------------
SECTION 7.9     Definitive Securities .........................................................  39
                ---------------------
SECTION 7.10    Cancellation ..................................................................  39
                ------------
SECTION 7.11    CUSIP Numbers .................................................................  40
                -------------

                                  ARTICLE VIII
                              TERMINATION OF TRUST
SECTION 8.1     Dissolution and Termination of Trust ..........................................  40
                ------------------------------------

                                   ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Securities ........................................................  41
                ----------------------
SECTION 9.2     Transfer Procedures and Restrictions ..........................................  42
                ------------------------------------
SECTION 9.3     Deemed Security Holders .......................................................  45
                -----------------------
SECTION 9.4     Book Entry Interests ..........................................................  45
                --------------------
SECTION 9.5     Notices to Clearing Agency ....................................................  46
                --------------------------
SECTION 9.6     Appointment of Successor Clearing Agency ......................................  46
                ----------------------------------------

                                   ARTICLE X
                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1    Liability .....................................................................  46
                ---------
SECTION 10.2    Exculpation ...................................................................  47
                -----------
SECTION 10.3    Fiduciary Duty ................................................................  47
                --------------
SECTION 10.4    Indemnification ...............................................................  48
                ---------------
SECTION 10.5    Outside Businesses ............................................................  51
                ------------------
SECTION 10.6    Compensation; Fees ............................................................  51
                ------------------

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1    Fiscal Year ..................................................................   52
                -----------
SECTION 11.2    Certain Accounting Matters ...................................................   52
                --------------------------
SECTION 11.3    Banking .......................................................................  52
                -------
SECTION 11.4    Withholding ...................................................................  52
                -----------

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS
SECTION 12.1    Amendments ...................................................................  53
                ----------
SECTION 12.2    Meetings of the Holders; Action by Written Consent ...........................  55
                --------------------------------------------------


                                  ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE
SECTION 13.1    Representations and Warranties of Property Trustee ...........................   56
                --------------------------------------------------
SECTION 13.2    Representations and Warranties of Delaware Trustee ...........................   57
                --------------------------------------------------

                                                ARTICLE XIV
                                                MISCELLANEOUS
SECTION 14.1    Notices .......................................................................  58
                -------
SECTION 14.2    Governing Law..................................................................  59
                -------------
SECTION 14.3    Intention of the Parties.......................................................  59
                ------------------------
SECTION 14.4    Headings.......................................................................  59
                --------
SECTION 14.5    Successors and Assigns.........................................................  60
                ----------------------
SECTION 14.6    Partial Enforceability.........................................................  60
                ----------------------
SECTION 14.7    Counterparts...................................................................  60
                ------------


ANNEX I         TERMS OF SECURITIES ...........................................................  I-1
EXHIBIT A-1     FORM OF PREFERRED SECURITY CERTIFICATE ........................................  A1-1
EXHIBIT A-2     FORM OF COMMON SECURITY CERTIFICATE ...........................................  A2-1
EXHIBIT B       SPECIMEN OF DEBENTURE .........................................................  B-1
EXHIBIT C       UNDERWRITING AGREEMENT ........................................................  C-1


                             CROSS-REFERENCE TABLE*



     Section of
     Trust Indenture Act
     of 1939, as amended                                Section of Declaration
     -------------------                                ----------------------
     310(a) ..................................          5.3
     310(b) ..................................          5.3(c), 5.3(d)
     311(a) ..................................          2.2(b)
     311(b) ..................................          2.2(b)
     312(a) ..................................          2.2(a)
     312(b) ..................................          2.2(b)
     313 .....................................          2.3
     314(a) ..................................          2.4; 3.6(j)
     314(c) ..................................          2.5
     315(a) ..................................          3.9
     315(b) ..................................          2.7(a)
     315(c) ..................................          3.9(a)
     315(d) ..................................          3.9(b)
     316(a) ..................................          2.6
     316(c) ..................................          3.6(e)
     317(a) ..................................          3.8(e); 3.8(h)
     317(b) ..................................          3.8(i); 7.5
     -----------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                          SANDY SPRING CAPITAL TRUST I

                               _________ __, 1999


          AMENDED AND RESTATED DECLARATION OF TRUST, including Annex I and all exhibits attached hereto (this "Declaration"), dated and effective as of _________ __, 1999, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

          WHEREAS, the Trustees (other than the Property Trustee (as defined herein)) and the Sponsor established Sandy Spring Capital Trust I(the "Trust"), a trust formed under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of ________ __, 1999 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on ________ __, 1999 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those other activities that are necessary or incidental thereto; and

          WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate in its entirety each and every term and provision of the Original Declaration;

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders (as defined herein), from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

 SECTION 1.1   Definitions.
               -----------

               Unless the context otherwise requires:

               (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
      Section 1.1;

               (b) a term defined anywhere in this Declaration has the same meaning throughout;

               (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

               (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

               (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

               (f) a reference to the singular includes the plural and vice versa.

               "Administrative Trustee" has the meaning set forth in Section
                ----------------------
5.1(b).

               "Affiliate" has the same meaning as given to that term in Rule
               ---------
405 under the Securities Act or any successor rule thereunder.

               "Agent" means any Paying Agent or Registrar.
                -----

               "Authorized Officer" of a Person means any other Person that is
                ------------------
authorized to legally bind such former Person.

               "Book Entry Interest" means a beneficial interest in a Global
               -------------------
Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

               "Business Day" means any day other than a Saturday or a Sunday or
                ------------
a day on which banking institutions in the cities of New York, New
York, or Olney, Maryland are authorized or required by law or executive order to close.

               "Business Trust Act" means Chapter 38 of Title 12 of the Delaware
                ------------------
Code, (S)3801 et seq., as it may be amended from time to time, or any successor
              -- ---
legislation.

               "Clearing Agency" means an organization registered as a "Clearing
                ---------------
Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

               "Clearing Agency Participant" means a broker, dealer, bank, other
                ---------------------------
financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

               "Closing Time" means the "Closing Date" under the Underwriting
                ------------
Agreement, including pursuant to the exercise of any over-allotment option granted to the underwriter thereunder.

                "Code" means the Internal Revenue Code of 1986, as amended from
                 ----
time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

               "Commission" means the United States Securities and Exchange
                ----------
Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

               "Common Securities" has the meaning specified in Section 7.1(a).
                -----------------

               "Common Securities Guarantee" means the guarantee agreement dated as---------------------------of _________ __, 1999 of the Sponsor in respect of the Common Securities.

               "Company Indemnified Person" means (a) any Administrative Trustee; (b)--------------------------any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

               "Corporate Trust Office" means the office of the Property Trustee
                ----------------------
at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, 21st Floor West, New York, New York 10286.

               "Covered Person" means: (a) any officer, director, shareholder,
                --------------
partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

               "Debentures" means the ____% Junior Subordinated Deferrable
                -----------
Interest Debentures due _________ __, 2029 of the Debenture Issuer issued pursuant to the Indenture.

               "Debenture Issuer" means Sandy Spring Bancorp, Inc., a Maryland
                ----------------
corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

               "Debenture Trustee" means The Bank of New York, a New York
                -----------------
banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

               "Default" means an event, act or condition that with notice or
                -------
lapse of time, or both, would constitute an Event of Default.

               "Definitive Preferred Securities" shall have the meaning set
                -------------------------------
forth in Section 7.3(c).

               "Delaware Trustee" has the meaning set forth in Section 5.2.
                ----------------

               "Direct Action" shall have the meaning set forth in Section
                -------------
3.8(e).

               "Distribution" means a distribution payable to Holders in
                ------------
accordance with Section 6.1.

               "DTC" means The Depository Trust Company, the initial Clearing
                ---
Agency.

               "Event of Default" in respect of the Securities means an Event of
                ----------------
Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended from time to time, or any successor legislation.

               "Fiduciary Indemnified Person" has the meaning set forth in
                ----------------------------
Section 10.4(b).

               "Fiscal Year" has the meaning set forth in Section 11.1.
                -----------

               "Global Preferred Security" has the meaning set forth in Section
                -------------------------
7.3(a).

               "Holder" means a Person in whose name a Security is registered,
                ------
such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Certificates, the term "Holders" shall mean the holder of the Global Certificate acting at the direction of the Preferred Security Beneficial Owners.

               "Indemnified Person" means a Company Indemnified Person or a
                ------------------
Fiduciary Indemnified Person.

               "Indenture" means the Indenture dated, as of _________ __, 1999,
                ---------
between the Debenture Issuer and the Debenture Trustee, as amended or supplemented from time to time.

               "Investment Company" means an investment company as defined in
                ------------------
the Investment Company Act.

               "Investment Company Act" means the Investment Company Act of
                ----------------------
1940, as amended from time to time, or any successor legislation.

               "Investment Company Event" has the meaning set forth in Annex I.
                ------------------------

               "Legal Action" has the meaning set forth in Section 3.6(g).
                ------------

               "List of Holders" has the meaning set forth in Section 2.2(a).
                ---------------

               "Majority in liquidation amount" means, with respect to the Trust
                ------------------------------
Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Securities of the relevant class.

               "Officers' Certificate" means, with respect to any Person, a
                ---------------------
certificate signed by any two of the following: the Chairman, a Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered by the Trust shall be signed by at least one Administrative Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

               (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

               (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

               (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

               "Opinion of Counsel" means a written opinion of counsel, who may
                ------------------
      be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

               "Paying Agent" has the meaning specified in Section 7.4.
                ------------

               "Payment Amount" has the meaning specified in Section 6.1.
                --------------

               "Person" means a legal person, including any individual,
                ------
corporation, estate, partnership, joint venture,association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

               "Preferred Security Beneficial Owner" means, with respect to a
                -----------------------------------
Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                "Preferred Securities" means the ____% Cumulative Trust
                 --------------------
Preferred Securities.

               "Preferred Securities Guarantee" means the guarantee agreement
                ------------------------------
dated as of _________ __, 1999 of the sponsor in respect of the Preferred Securities.

               "Property Trustee" has the meaning set forth in Section 5.3(a).
                ----------------

               "Property Trustee Account" has the meaning set forth in Section
                ------------------------
3.8(c)(i).

               "Prospectus" has the meaning set forth in Section 3.6(b)(i).
                ----------

               "Quorum" means a majority of the Administrative Trustees or, if
                ------
there are only two Administrative Trustees, both of them.

               "Registrar" has the meaning set forth in Section 7.4.
                ---------

               "Registration Statement" has the meaning set forth in Section
                ----------------------
3.6(b)(i).

               "Regulatory Capital Event" has the meaning set forth in Annex I.
                ------------------------

               "Related Party" means, with respect to the Sponsor, any direct or
                -------------
indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

               "Responsible Officer" means any officer within the Corporate
                -------------------
Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

               "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or
                ---------
any successor rule or regulation.

            "Securities" or "Trust Securities" means the Common Securities and
             ----------      ----------------
the Preferred Securities.

            "Securities Act" means the Securities Act of 1933, as amended from
             --------------
time to time, or any successor legislation.

            "Securities Guarantees" means the Common Securities Guarantee and
             ---------------------
the Preferred Securities Guarantee.

            "Special Event" has the meaning set forth in Section 4(c) of Annex I
             -------------
hereto.

            "Sponsor" means Sandy Spring Bancorp, Inc., a Maryland corporation,
             -------
or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

            "Successor Delaware Trustee" has the meaning set forth in Section
             --------------------------
5.7(b)(ii).

            "Successor Entity" has the meaning set forth in Section 3.15(b)(i).
             ----------------

            "Successor Property Trustee" has the meaning set forth in Section
             --------------------------
3.8(f)(ii).

            "Super Majority" has the meaning set forth in Section 2.6(a)(ii).
             --------------

            "Tax Event" has the meaning set forth in Annex I.
             ---------

            "10% in liquidation amount" means, with respect to the Trust
             -------------------------
Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Securities of the relevant class.

          "Treasury Regulations" means the income tax regulations, including
           --------------------
temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, or any successor legislation.

          "Trustee" or "Trustees" means each Person who has signed this
           -------      --------
Declaration as a trustee, so long as such Person shall continue as a trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "Underwriting Agreement" means the Underwriting Agreement for the
           ----------------------
initial offering and sale of Preferred Securities in the form of Exhibit C.


      ARTICLE II
                              TRUST INDENTURE ACT

 SECTION 2.1  Trust Indenture Act; Application.
              --------------------------------

          (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a "trustee" for the purposes of the Trust Indenture Act.

          (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by (S)(S) 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes or the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

 SECTION 2.2  Lists of Holders of Securities.
              ------------------------------

          (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 10 Business Days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the
                                  -------- ----
Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of
                -------- ----
Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under
(S)(S) 311(a), 311(b) and 312(b) of the Trust Indenture Act.

 SECTION 2.3  Reports by the Property Trustee.
              -------------------------------

          Within 60 days after May 15 of each year, commencing May 15, 2000, the Property Trustee shall provide to the Holders of the Preferred Securities such reports dated as of such May 15 as are required by (S) 313 of the Trust Indenture Act, if any, in the form and in the manner provided by (S) 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of (S) 313(d) of the Trust Indenture Act.

 SECTION 2.4  Periodic Reports to Property Trustee.
              ------------------------------------

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by (S) 314 of the Trust Indenture Act (if any) and the compliance certificate required by (S) 314 of the Trust Indenture Act in the form, in the manner and at the times required by (S) 314(a)(4) of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Sponsor. Delivery of such documents, reports and information to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

 SECTION 2.5  Evidence of Compliance with Conditions Precedent.
              ------------------------------------------------

          Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in (S) 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to (S) 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

 SECTION 2.6  Events of Default; Waiver.
              -------------------------

          (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of
                                 -------- ----
Default under the Indenture:

                (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of
                                 -------- ----
Default under the Indenture:

                (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived
-------- -------
any such Event of Default and all Events of Default with respect to the Common Securities and their consequences until Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of (S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such
(S)(S) 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of (S) 316(a)(1)(B) of the Trust Indenture Act and such (S) 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

 SECTION 2.7  Event of Default; Notice.
              ------------------------

          (a) The Property Trustee shall, within 90 days after the occurrence of a Default (as such term is defined in the Indenture) actually known to a Responsible Officer, transmit by mail, first class postage prepaid, to the Holders of the Preferred Securities, the Administrative Trustees and the Sponsor, notices of all Defaults with respect to the Securities actually known to a Responsible Officer, unless such Defaults have been cured before the giving of such notice; provided that, except for a default in the payment of principal
                -------- ----
of or interest (including Compounded Interest and Additional Sums (as such terms are defined in the Indenture) if any, on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

            (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                (i) a default under Sections 5.01(a) (other than the payment of Compounded Interest and Additional Sums, each as defined in the Indenture) and 5.01(b) of the Indenture provided that the Property Trustee is the Paying Agent under the Indenture; or

                (ii) any default as to which the Property Trustee shall have received written notice at the corporate trust office of the Property Trustee and such notice references the Preferred Securities and this Declaration or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III
                                  ORGANIZATION

 SECTION 3.1  Name.
              ----

          The Trust is named "Sandy Spring Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

 SECTION 3.2  Office.
              ------

          The address of the principal office of the Trust is c/o Sandy Spring Bancorp, Inc. 17801 Georgia Avenue, Olney, Maryland 20832. On ten Business Days written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

 SECTION 3.3  Purpose.
              -------

          The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities that are necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Trust, none of the Trustees, the Sponsor or the Holders of the Securities will take any position which is contrary to the classification of the Trust as a grantor trust for United States federal income tax purposes.

 SECTION 3.4  Authority.
              ---------

          Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

 SECTION 3.5  Title to Property of the Trust.
              ------------------------------

          Except as may be otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Property Trustee for the benefit of the Trust and the Holders. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

 SECTION 3.6  Powers and Duties of the Administrative Trustees.
              ------------------------------------------------

          The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

          (a) to execute, enter into and deliver the Common Securities Subscription Agreement and to execute, deliver, issue and sell the Securities in accordance with this Declaration and pursuant to the Underwriting Agreement;

provided, however, that except as contemplated in Section 7.1(a), (i) the Trust
--------  -------
may issue no more than one series of Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both the Preferred Securities and Common Securities at the Closing Time;

            (b) in connection with the issuance and sale of the Preferred Securities, to:

                (i) prepare and execute a Prospectus (the "Prospectus") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of the Preferred Securities and to execute and file with the Commission a registration statement on Form S-3(the "Registration Statement"), including any amendments thereto, for the offering and sale of the Preferred Securities;

                (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                (ii) execute and file an application, prepared by the Sponsor, to permit the Preferred Securities to trade or be quoted or listed in or on the Nasdaq National Market or any other securities exchange or quotation system.

                (iv) execute and deliver letters, documents or instruments with DTC and other Clearing Agencies relating to the Preferred Securities;

                (v) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
      Section 12(b) or (g) of the Exchange Act; and

                (vi) execute and enter into the Underwriting Agreement providing for the sale of the Preferred Securities;

          (c) to execute, enter into and deliver the Debenture Subscription Agreement and to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the
                                                --------  -------
Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

          (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

          (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of (S) 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of this Declaration and the Securities;

          (g) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct the services that the Administrative Trustees have authority to conduct directly and pay reasonable compensation for such services;

          (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) to give the certificate required by (S) 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

          (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) to act as, or appoint another Person to act as, Registrar for the Securities or to appoint a Paying Agent for the Securities as provided in
Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

          (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

          (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust or causing each Holder to be treated as owning an undivided beneficial interest in the Debentures; and

                (ii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided that such action does not adversely affect the interest of the Holders;

          (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

          (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

          The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

          Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

          The Administrative Trustees may take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

          Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

 SECTION 3.7  Prohibition of Actions by the Trust and the Trustees.
              ----------------------------------------------------

          (a) The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

                (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                (ii) acquire any assets other than as expressly provided herein;

                (iii) possess Trust property for other than a Trust purpose;

                (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever, except as otherwise expressly provided herein;

                (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

                (viii) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received (A) an opinion of independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust, and (B) an Opinion of Counsel from a firm recognized to be experts in such matters, to the effect that the amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed to be an investment company required to be registered under the Investment Company Act of 1940, as amended.

 SECTION 3.8  Powers and Duties of the Property Trustee.
              -----------------------------------------

          (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c)   The Property Trustee shall:

                (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is rated in one of four highest rating categories by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debentures are redeemed or mature; and

                (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events set forth in Sections 2.7 and 8.1 hereof.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

          (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if the Property Trustee shall have failed to take such Legal Action following a written request and offer of indemnity or security, satisfactory to the Property Trustee, from the Holders, the Holders of the Preferred Securities may, to the fullest extent permitted by law, take such Legal Action, to the same extent as if such Holders of Preferred Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Preferred Securities, without first proceeding against the Property Trustee or the Trust;

provided, however, that if an Event of Default has occurred and is continuing
--------  -------
and such event is attributable to the failure of the Debenture Issuer to pay the principal of or interest (including Compounded Interest and Additional Sums (each as defined in Indenture), if any) on the Debentures on the date such principal or interest (including Compounded Interest and Additional Sums, if any) is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest (including Compounded Interest and Additional Sums, if any), if any, on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. If the Property Trustee fails to declare the principal of all of the Debentures due and payable upon an Event of Default (as defined in the Indenture), so long as the Property Trustee is holding the Debentures on behalf of the Trust, the Holders of at least 25% in liquidation amount of the Preferred Securities then outstanding will have the right to declare the Debentures immediately due and payable. Except as provided in this Section 3.8(e), the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

            (f) The Property Trustee shall not resign as a Trustee unless either:

                (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights, including without limitation, its rights under the Indenture as holder of the Debentures, subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee shall be authorized to undertake any actions set forth in (S) 317(a) of the Trust Indenture Act.

          (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with (S) 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

          (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

          Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this

Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

 SECTION 3.9  Certain Duties and Responsibilities of the Property Trustee.
              -----------------------------------------------------------

          (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                      (A) the duties and obligations of the Property Trustee
            shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Property Trustee; and

                      (B) in the absence of bad faith on the part of the
            Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such
                         --------  -------
            certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the require ments of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

                (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any act, omission, default or misconduct of the Administrative Trustees or the Sponsor; and

                (ix) the Property Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee.

 SECTION 3.10  Certain Rights of Property Trustee.
               ----------------------------------

            (a) Subject to the provisions of Section 3.9:

                (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security or indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Trust, personally or by agent or attorney at the sole cost of the Sponsor and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder;

                (ix) any authorized or required action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

                (xiii) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                (xiv) If no Event of Default has occurred and is continuing and the Property Trustee is required to decide between alternative causes of action, construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which the Holders are, under this Declaration, entitled to vote, then the Property Trustee may take the action as is directed by, and, if not so directed, may take action as it deems advisable and in the best interests of, the Holders and will have no liability except for its own bad faith, negligence or willful misconduct.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

 SECTION 3.11  Delaware Trustee.
               ----------------

          Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration, or any other duties or responsibilities except as expressly stated in this Section 3.11. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of (S)3807 of the Business Trust Act; provided that, the Delaware
                                                   -------- ----
Trustee shall have the power and authority and is hereby authorized to execute and file with the Secretary of State of the State of Delaware any certificate required to be filed under the Business Trust Act, except as provided in Section 8.1(b). In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii)-(viii) and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

 SECTION 3.12  Execution of Documents.
               ----------------------

          Except as otherwise required by the Business Trust Act or this Declaration, each Administrative Trustee, individually, is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6; provided that the
                                                        -------- ----
Registration Statement, including any amendments thereto, shall be signed by all of the Administrative Trustees.

 SECTION 3.13  Not Responsible for Recitals or Issuance of Securities.
               ------------------------------------------------------

          The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

 SECTION 3.14  Duration of Trust.
               -----------------

          The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall continue without dissolution until _________ __, 2030.

 SECTION 3.15  Mergers.
               -------

          (a) The Trust may not merge with or into, consolidate, amalgamate or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) of this Declaration or Sections 3 and 4 of Annex I.

          (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:
                   -------- ----

                (i) such successor entity (the "Successor Entity") either:

                      (A) expressly assumes all of the obligations of the Trust
            under the Securities; or

                      (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                (iii) the Preferred Securities or the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, if any;

                (iv) if the Preferred Securities (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by any nationally recognized statistical rating organization;

                (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                      (B) following such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                      (C) the Trust will continue to be, or the Successor Entity will be, classified as a grantor trust for United States federal income tax purposes;

                (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee; and

                (ix) there shall have been furnished to the Property Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

SECTION 3.16  Property Trustee May File Proofs of Claim
              -----------------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

          Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                  ARTICLE IV
                                    SPONSOR

 SECTION 4.1  Sponsor's Purchase of Common Securities.
              ---------------------------------------

          At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount equal to at least 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued and sold.

 SECTION 4.2  Responsibilities of the Sponsor.
              -------------------------------

          In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare the Prospectus in preliminary and final form, and to prepare and file the Registration Statement and any other necessary documents with the Commission, including any amendments thereto and to pay any registration fees in connection therewith;

          (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

          (c) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to permit the Preferred Securities to trade or be quoted or listed in or on the National Market System or any other securities exchange or quotation system;

          (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) or (g) of the Exchange Act; and

          (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Preferred Securities.

 SECTION 4.3  Right to Proceed.
              ----------------

          The Sponsor acknowledges the rights of the Holders of Preferred Securities under Section 3.8(e) of the Declaration and Section 5(b) of Annex I, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures and the Sponsor irrevocably waives any right or remedy to require that any such Holder take any action against the Trust or any other Person before proceeding against the Sponsor.

SECTION 4.4 Right to Dissolve Trust
            -----------------------

          The Sponsor will have the right to any time to dissolve the Trust and after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Debentures to be distributed to the Holders in liquidation of the Trust. Such right is subject to the Sponsor's having received (i) an Opinion of Counsel to the effect that such distribution will not cause the Holder of Preferred Securities to recognize gain or loss for United States federal income tax purposes and (ii) all required regulatory approvals.

                                   ARTICLE V
                                    TRUSTEES

 SECTION 5.1  Number of Trustees: Appointment of Co-Trustee.
              ---------------------------------------------

            The number of Trustees initially shall be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in
                       --------  -------
no event be less than two (2); provided further that (1) one Trustee shall
                               -------- -------
satisfy the requirements of the Delaware Trustee pursuant to Section 5.2; (2) there shall be at least one Trustee who is an officer of the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

 SECTION 5.2  Delaware Trustee.
              ----------------

            If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a) a natural person who is a resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of
Section 3807(a) of the Business Trust Act and any other applicable law, provided
                                                                        --------
that, if the Property Trustee has its principal place of business in the State
----
of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee, the Person theretofore serving as Delaware Trustee (if other than the Property Trustee) automatically shall cease to be a Trustee, the Property Trustee promptly shall provide to the Person theretofore serving as Delaware Trustee written notice of the same (in relying on which the Person theretofore serving as Delaware Trustee shall be fully justified and protected), the number of Trustees automatically shall be reduced by one (1), the Property Trustee promptly shall cause the certificate of trust of the Trust to be amended as necessary, and Section 3.11 shall have no application.

 SECTION 5.3  Property Trustee; Eligibility.
              -----------------------------

              (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

                (i)  not be an Affiliate of the Sponsor; and

                (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of (S) 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in (S) 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of (S) 310(b) of the Trust Indenture Act.

          (d) The Preferred Securities Guarantee and the Indenture shall be deemed to be specifically described in this Declaration for purposes of clause
(i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

            (e)   The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street
                  21st Floor West
                  New York, New York 10286
                  Attention: Corporate Trust Trustee Administration

 SECTION 5.4  Certain Qualifications of Administrative Trustees and Delaware
              --------------------------------------------------------------
              Trustee Generally.
              -----------------

          Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

 SECTION 5.5  Administrative Trustees.
              -----------------------

            The initial Administrative Trustees shall be:

                       Hunter R. Hollar
                       James H. Langmead
                       Lawrence T. Lewis

          (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

          (b) An Administrative Trustee shall have the authority set forth in
Section 3.12 to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided that the Registration Statement,
                                 -------- ----
including any amendment thereto, shall be signed by all of the Administra tive Trustees.

          (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

 SECTION 5.6  Delaware Trustee.
              -----------------

            The initial Delaware Trustee shall be:

            The Bank of New York (Delaware)
            23 White Clay Center
            Route 273
            Newark, Delaware 19711
            Attention:       Corporate Trust Department

 SECTION 5.7  Appointment, Removal and Resignation of Trustees.
              -------------------------------------------------

          (a) Subject to Section 5.7(b) of this Declaration and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities.

          (b)   (i)   The Trustee that acts as Property Trustee shall
not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
      5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

          (c) A Trustee appointed to office shall hold office until its or his successor shall have been appointed or until his death or its dissolution, or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:
                   --------  -------

                (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                      (A) until a Successor Property Trustee has been appointed
            and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                      (B) until the assets of the Trust have been completely
            liquidated and the proceeds thereof distributed to the Holders; and

                (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Preferred Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

          (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may, at the expense of the Sponsor, petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, and appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Debenture Issuer shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

          (h) Any successor to an Administrative Trustee shall be an officer, director, employee or Affiliate of the Sponsor.

 SECTION 5.8  Vacancies among Trustees.
              ------------------------

          If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1 or Section 5.2, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

 SECTION 5.9  Effect of Vacancies.
              -------------------

          The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

 SECTION 5.10  Meetings.
               --------

          If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees, provided, however, that meetings of the Administrative Trustees shall not be
--------  -------
held in any jurisdiction which would subject the Trust to taxation under the laws of such jurisdiction. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting and without notice by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

 SECTION 5.11  Delegation of Power.
               -------------------

          (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

 SECTION 5.12  Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

      Any Person into which the Property Trustee or the Delaware Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VI
                                 DISTRIBUTIONS

 SECTION 6.1  Distributions.
              -------------

          Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest and Additional Sums, each as defined in the Indenture) or principal on the Debentures held by the Property Trustee or any other payments with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

 SECTION 7.1  General Provisions Regarding Securities.
              ---------------------------------------

          (a) The Administrative Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Securities.

          (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

          (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Preferred Securities Guarantee, the Indenture and the Debentures.

 SECTION 7.2  Execution and Authentication.
              ----------------------------

          (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrative Trustee.

          (b) One Administrative Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Administrative Trustees, such signature shall, in the case of Common Securities, be a manual signature.

          A Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in Section 7.6.

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

 SECTION 7.3  Form and Dating.
              ---------------

          The Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

          (a) Global Securities.  The Preferred Securities shall be issued in
              -----------------
the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons as set forth in Exhibit A-1 hereto (a "Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Preferred Securities represented thereby with the Property Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by a Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

          (b) Book-Entry Provisions.  This Section 7.3(b) shall apply only to
              ---------------------
the Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

          The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

          Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

          (c) Definitive Preferred Securities.  Except as provided in Section
              -------------------------------
7.9 or 9.2(d), owners of beneficial interests in a Global Preferred Security will not be entitled to receive physical delivery of certificated Preferred Securities ("Definitive Preferred Securities").

          (d) Authorized Denominations.  The Preferred Securities are issuable
              ------------------------
only in denominations of  and any integral multiple thereof.

 SECTION 7.4  Registrar and Paying Agent.
              --------------------------

          The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar") and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Administrative Trustees on behalf of the Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar and "Paying Agent" includes any additional paying agent. The Administrative Trustees on behalf of the Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Paying Agent or Registrar shall be permitted to resign as Paying Agent or Registrar, as the case may be, upon 30 days' written notice to the Administrative Trustees. The Administrative Trustees on behalf of the Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees on behalf of the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent and Registrar for the Common Securities.

            The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

 SECTION 7.5  Paying Agent to Hold Money in Trust.
              -----------------------------------

          The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the monies previously held by it. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

 SECTION 7.6  Replacement Securities.
              ----------------------

          If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall, upon written order of the Trust, authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

 SECTION 7.7  Outstanding Preferred Securities.
              --------------------------------

          The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

          If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a protected purchaser.

          If Preferred Securities are considered paid in full in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

          Except as provided in Section 7.8, a Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

 SECTION 7.8  Preferred Securities in Treasury.
              --------------------------------

          In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

 SECTION 7.9  Definitive Securities.
              ---------------------

          (a) A Global Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Preferred Securities only if such transfer complies with Section 9.2 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Preferred Securities.

          (b) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred Securities of authorized denominations in the form of certificated Preferred Securities. Any portion of a Global Preferred Security so transferred pursuant to this Section 7.9(b) shall be registered in such names as the Clearing Agency shall direct.

          (c) Subject to the provisions of Section 7.9(b), the Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

          (d) In the event of the occurrence of any of the events specified in
Section 7.9(a), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Preferred Securities in fully registered form without distribution coupons.

          (e) Payments on the Preferred Securities that are not held by the Depositary will be made by check mailed to the address of the holder certified thereto at the address which appears on the register.

 SECTION 7.10  Cancellation.
               ------------

          The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, or payment. The Property

Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation.

 SECTION 7.11  CUSIP Numbers.
               -------------

          The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is
            --------
made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.


                                  ARTICLE VII
                      DISSOLUTION AND TERMINATION OF TRUST

 SECTION 8.1  Dissolution and Termination of Trust.
              ------------------------------------

            (a) The Trust shall automatically dissolve and be wound up in accordance with applicable law:

                (i) upon the occurrence of an Event of Default with respect to the Sponsor as described in Section 501(d) or (e) of the Indenture;

                (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                (iii) based upon an election by the Sponsor to dissolve the Trust, following the distribution of the Debentures from the Trust to the Holders in exchange for all of the Securities, provided, that the Property
                                                     --------
      Trustee has received written notice from the Sponsor directing the Property Trustee to dissolve the Trust (which election is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor), and provided, further, that such direction and such distribution
                    --------  -------
      is conditioned on (a) the receipt by the Sponsor of any and all required regulatory approvals, and (b) the Sponsor's receipt and delivery to the Administrative Trustees of an opinion of independent tax counsel experienced in such matters to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures;

                (iv) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust by a court of competent jurisdiction;

                (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                (vi) upon redemption or repayment of the Debentures or at such time as no Debentures are outstanding; or;

                (vii) the expiration of the term of the Trust provided in
      Section 3.14.

          (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), but within 30 days of such event, notice of such dissolution shall be given to the Holders and upon completion of the winding up of Trust, the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

          (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.


                                  ARTICLE IX
                             TRANSFER OF INTERESTS

 SECTION 9.1  Transfer of Securities.
              ----------------------

          (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by applicable law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (b) The Administrative Trustees shall provide for the registration of Preferred Securities and of the transfer of Preferred Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Preferred Securities, the Administrative Trustees shall cause one or more new Preferred Securities to be issued in the name of the designated transferee or transferees. Every Preferred Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Registrar or co-registrar, duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Security surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Preferred Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Preferred Security. By acceptance of a Preferred Security, each transferee shall be bound by this Declaration.

          (c) The Holder of the Common Securities may not transfer the Common Securities except (a) in connection with transactions permitted under Section
10.01 of the Indenture, or (b) to the Sponsor or an Affiliate thereof in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws); provided that, any such transfer is subject
                                     -------- ----
to the condition precedent that the transferor obtain the written opinion of qualified independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Debentures; and

                (ii) the Trustee would be an Investment Company or the transferee would become an Investment Company.

To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be void. For so long as the Trust Securities remain outstanding, the Sponsor will covenant (i) to directly or indirectly maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any
                                                 --------  -------
permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of such Common Securities, (ii) to use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with the distribution of Debentures to the Holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Declaration, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debentures.

 SECTION 9.2  Transfer Procedures and Restrictions.
              ------------------------------------

          (a) Transfer and Exchange of Definitive Preferred Securities.  When
              --------------------------------------------------------
Definitive Preferred Securities are presented to the Registrar or co-registrar

                (x) to register the transfer of such Definitive Preferred
            Securities; or

                (y) to exchange such Definitive Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Preferred Securities,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met;

provided, however, that the Definitive Preferred Securities surrendered for
--------  -------
registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Administra tive Trustees and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing;

          (b) Transfer and Exchange of Global Preferred Securities.  The
              ----------------------------------------------------
transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

          (c) Restrictions on Transfer and Exchange of Global Preferred
              ---------------------------------------------------------
Securities. Notwithstanding any other provisions of this Declaration (other than
----------
the provisions set forth in this Section 9.2 and subsection (a) of Section 7.9), a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

          (d) Authentication of Definitive Preferred Securities.  If at any
              -------------------------------------------------
time:

                (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice;

                (ii) there occurs a Default or an Event of Default which is continuing, or

                (iii) the Trust (by the Administrative Trustees), in its sole discretion, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Securities under this Declaration, then an Administrative Trustee on behalf of the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Preferred Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Preferred Securities, equal in number to the number of Preferred Securities represented by the Global Preferred Securities, in exchange for such Global Preferred Securities.

          (e) Cancellation or Adjustment of Global Preferred Security.  At such
              -------------------------------------------------------
time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar, to reflect such reduction.

            (f) Obligations with Respect to Transfers of Preferred Securities.
                -------------------------------------------------------------

                (i) To permit registrations of transfers, an Administrative Trustee on behalf of the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities and Global Preferred Securities at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

                (ii) Registrations of transfers will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                (iii) The Registrar or co-registrar shall not be required to register the transfer of (a) Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Preferred Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

                (iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security (subject to Section 2(c) of Annex I) and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                (v) All Preferred Securities issued upon any registration of transfer pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such registration of transfer.

            (g) No Obligation of the Property Trustee.
                -------------------------------------

                (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Clearing Agency Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Clearing Agency Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the

      Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Clearing Agency Participants and any beneficial owners.

                (ii) The Property Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

 SECTION 9.3  Deemed Security Holders.
              -----------------------

          The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever (subject to the definition of "Holder" contained herein) and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

 SECTION 9.4  Book Entry Interests.
              --------------------

          Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Preferred Securities, except as provided in
Section 7.9 and Section 9.2. Unless and until definitive, fully registered Preferred Securities certificates have been issued to the Preferred Security Beneficial Owners pursuant to Section 7.9 or Section 9.2:

            (a) the provisions of this Section 9.4 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

            (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
      Section 9.4 shall control; and

            (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

 SECTION 9.5  Notices to Clearing Agency.
              --------------------------

          Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until definitive, fully registered Preferred Securities certificates have been issued to the Preferred Security Beneficial Owners pursuant to Section 7.9 or Section 9.2, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

 SECTION 9.6  Appointment of Successor Clearing Agency.
              ----------------------------------------

          If any Clearing Agency ceases to continue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.


                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

 SECTION 10.1  Liability.
               ---------

          (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                (ii) required to pay to the Trust or to any Holder any deficit upon dissolution or termination of the Trust or otherwise.

          (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than in respect of the payment of principal and interest on the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to (S) 3803(a) of the Business Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

 SECTION 10.2  Exculpation.
               -----------

          (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

 SECTION 10.3  Fiduciary Duty.
               --------------

          (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between any Covered Persons and Indemnified Persons; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration.

 SECTION 10.4  Indemnification.
               ---------------

            (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                (iv)  Any indemnification under paragraphs (i) and (ii) of this
      Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determina tion is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a Quorum of disinterested Administrative Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee, the dissolution of the Trust and the satisfaction and discharge of this Declaration.

 SECTION 10.5  Outside Businesses.
               ------------------

          Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

 SECTION 10.6  Compensation; Fees.
               ------------------

      The Debenture Issuer agrees:

          (a) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

          (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensa tion and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

          The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

          No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                  ARTICLE XI
                                  ACCOUNTING

 SECTION 11.1  Fiscal Year.
               -----------

            The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.
             --------------------------

          (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

          (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

          (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

 SECTION 11.3  Banking.
               -------

          The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in
                               --------  -------
respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the
                                              --------  -------
Property Trustee shall designate the signatories for the Property Trustee
Account.

 SECTION 11.4  Withholding.
               -----------

          The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the

Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

 SECTION 12.1  Amendments.
               ----------

          (a) Except as otherwise provided in this Declaration (including
Section 7 of Annex I hereto) or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                (i) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

                (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless the Property Trustee shall have first received:

                      (A) an Officers' Certificate from each of the Trust and
            the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that the interests of any Holder of Securities will not be materially affected by such amendment; and

                      (B) an Opinion of Counsel (who may be counsel to the
            Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent, if any, in this Declaration to the execution and delivery of such amendment have been satisfied, provided, however, that the Property Trustee shall not be required to sign
      --------  -------
      any such amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee; and

                  (ii)  to the extent the result of such amendment would be to:

                      (A) cause the Trust to fail to continue to be classified
            for purposes of United States federal income taxation as a grantor trust;

                      (B) reduce or otherwise adversely affect the powers of the
            Property Trustee in contravention of the Trust Indenture Act;

                      (C) cause the Trust to be deemed to be an Investment
            Company required to be registered under the Investment Company Act;
            or

                      (D) cause a Tax Event.

            (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities;

            (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

            (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

            (f) The rights of the Holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

            (g) Notwithstanding Section 12.1(c), this Declaration may be amended by the Sponsor, the Property Trustee and the Administrative Trustees without the consent of the Holders to:

            (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; and

            (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, however, that in each case such action shall not adversely affect the
--------  -------
interests of the Holders, and any such amendments of this Declaration shall become effective when notice thereof is given to the Holders.

 SECTION 12.2  Meetings of the Holders; Action by Written Consent.
               --------------------------------------------------

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Securities held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                (i) notice of any such meeting shall be given to all the Holders having a right to vote there at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of any action without a meeting shall be given to Holders entitled to vote who have not consented to such action in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                (iii) each meeting of the Holders shall be conducted by the Administra tive Trustees or by such other Person that the Administrative Trustees may designate; and

                (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting and without prior notice, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote, provided, however, the meetings of Holders shall not be
                     --------  -------
      held in any jurisdiction which would subject the Trust to taxation under the laws of such jurisdiction.


                                  ARTICLE XII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

 SECTION 13.1  Representations and Warranties of Property Trustee.
               --------------------------------------------------

          The Trustee that acts as initial Property Trustee represents and warrants to the Trust, to the Holders of Securities and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust, to the Holders of Securities, and to the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a New York banking corporation, a national banking association or a bank or trust company duly organized, validly existing and in good standing under the laws of any State of the United States or the District of Columbia, in any case with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

          (c) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (d) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

          (e) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

 SECTION 13.2  Representations and Warranties of Delaware Trustee.
               --------------------------------------------------

          The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust, to the Holders of Securities and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust, to the Holders of Securities, and to the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee satisfies the requirements set forth in
Section 5.2 and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

          (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIV
                                 MISCELLANEOUS

 SECTION 14.1  Notices.
               -------

          All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, overnight courier service or confirmed telecopy, as follows:

          (a) if given to the Trust, in care of the Administrative Trustees at the mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

                  Sandy Spring Capital Trust I
                  c/o Sandy Spring Bancorp, Inc.
                  17801 Georgia Avenue
                  Olney, Maryland 20832
                  Attention: James H. Langmead
                             Administrative Trustee
                  Telecopy:  (301) 774-8434

          (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Administrative Trustees and the Property Trustee):

                  The Bank of New York (Delaware)
                  23 White Clay Center
                  Route 273
                  Newark, Delaware 19711
                  Attention: Corporate Trust Department
                  Telecopy:    (212) 815-5917

          (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Administra tive Trustees, the Delaware Trustee and the Holders):

                  The Bank of New York
                  101 Barclay Street
                  21st Floor West
                  New York, New York 10286
                  Attention: Corporate Trust Trustee Administration
                  Telecopy:    (212) 815-5917

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee and the Trust):

                  Sandy Spring Bancorp, Inc.
                  17801 Georgia Avenue
                  Olney, Maryland 20832
                  Attention: James H Langmead
                             Chief Financial Officer
                  Telecopy:  (301) 774-8434

            (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

 SECTION 14.2  Governing Law.
               -------------

          This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

 SECTION 14.3  Intention of the Parties.
               ------------------------

          It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

 SECTION 14.4  Headings.
               --------

          Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

 SECTION 14.5  Successors and Assigns
               ----------------------

          Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

 SECTION 14.6  Partial Enforceability.
               ----------------------

          If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

 SECTION 14.7  Counterparts.
               ------------

          This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              SANDY SPRING CAPITAL TRUST I



                              ________________________________________________
                              Hunter R. Hollar, as Administrative Trustee



                              ________________________________________________
                              James H. Langmead, as Administrative Trustee



                              ________________________________________________
                              Lawrence T. Lewis, as Administrative Trustee


                              THE BANK OF NEW YORK (DELAWARE),
                              as Delaware Trustee


                              By: ______________________________________________

                                  Name:
                                  Title:



                              THE BANK OF NEW YORK,
                              as Property Trustee


                              By: ______________________________________________

                                  Name:
                                  Title:


                              SANDY SPRING BANCORP, INC.
                              as Sponsor and Debenture Issuer


                              By: ______________________________________________

                                  James H. Langmead
                                  Chief Financial Officer

                                    ANNEX I

                                    TERMS OF
                  ____% CUMULATIVE TRUST PREFERRED SECURITIES
                            ____% COMMON SECURITIES

          Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of _______ __, 1999 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below in Section 2(c) of this Annex I):

          1. Designation and Number.
             ----------------------

          (a) Preferred Securities. ________  __% Cumulative Trust Preferred
              --------------------
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ____________ dollars ($_______) and each with a liquidation amount with respect to the assets of the Trust of per security (if the underwriters exercise their Option and there is an Option Closing Date (as such terms are defined in the Underwriting Agreement), then up to an additional _____ Cumulative Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _____________ dollars ($______)), are hereby designated for the purposes of identification only as Preferred Securities. The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Preferred Securities are listed, traded or quoted.

          (b) Common Securities. ______ Common Securities of the Trust with an
              -----------------
aggregate liquidation amount with respect to the assets of the Trust of ______________ dollars ($_______), and a liquidation amount with respect to the assets of the Trust of per security (if the underwriters exercise their Option and there is an Option Closing Date (as such terms are defined in the Underwriting Agreement), then up to an additional _____ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _____________ dollars ($______)), are hereby designated for the purposes of identification only as Common Securities. The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

          2. Distributions.
             -------------

          (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the liquidation amount of per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from ______ __, 1999, and will be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on _______ __, 1999 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar quarter on the basis of the actual number of days elapsed in such 90-day quarter based on 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such period (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end
                                   -------- ----
on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period;

provided that such further deferment shall only be permitted to the extent that
-------- ----
such Extension Period, together with all extensions occurring both before and after such deferment, does not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Maturity Date of the Debentures. Payments of deferred Distributions will be payable to Holders of record as they appear on the books and records of the Trust on the record date for Distributions due at the end of such Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust which for so long as the Securities remain in book entry form, will be one Business Day prior to the relevant Distribution Date and, in the event the Securities are not in book entry form, will be the close of business on the 15th day of the month in which the relevant Distribution Date occurs. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Global Preferred Securities will be made as described under the heading "Description of Trust Preferred Securities -- Global Trust Preferred Securities" and "Book-Entry Issuance" in the Prospectus dated _______ __, 1999, of the Debenture Issuer and the Trust relating to the Securities and the Debentures. Payments in respect of Preferred Securities held in certificated form will be made by check mailed or by wire to the Holder entitled thereto. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay), except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such date.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

          3. Liquidation Distribution Upon Dissolution.
             -----------------------------------------

          In the event of any voluntary or involuntary dissolution or termination of the Trust or the Sponsor otherwise gives notice of its election to dissolve the Trust pursuant to Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive Pro Rata out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

          "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to that portion of principal amount of Debentures to be contemporaneously redeemed in accordance with their terms allocated to the Common Securities and the Preferred Securities based upon the relative Liquidation Amounts of such classes and the proceeds of which will be used to pay the redemption price of such Securities and (ii) with respect to a distribution of Debentures upon the dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

          If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

          4. Redemption and Distribution.
             ---------------------------

          (a) Upon the repayment of the Debentures in whole or in part, at maturity or upon early redemption (either at the option of the Debenture Issuer or pursuant to a Special Event, as de scribed below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to the accrued and unpaid interest on the Securities to be so redeemed to the date fixed for redemption, plus 100% of the principal amount thereof (the "Redemption Price").

          (b) In the case of an optional redemption, if fewer than all the outstanding Secu rities are to be so redeemed, the Securities to be redeemed will be determined as described in Section 4(f)(ii) below.

          The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to redeem the Debentures in whole or in part at any time on or after _________ __, 2004, upon not less than 30 days and not more than 60 days written notice, at the Redemption Price and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Redemption Price on a Pro Rata basis or such other method as the Property Trustee shall deem appropriate, subject to the receipt of prior approval of any applicable regulatory agency if it is then required under applicable regulatory requirements.

          (c) If at any time an Investment Company Event, a Tax Event or a Regulatory Capital Event (each as defined below, and each a "Special Event") occurs and shall be continuing, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) upon not less than 30 nor more than 60 days written notice, to redeem the Debentures in whole, but not in part, within the 90 days following the occurrence of such Special Event (the "90 Day Period"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Redemption Price on a Pro Rata basis or such other method as the Property Trustee shall deem appropriate, in each case subject to the receipt of prior approval of any applicable regulatory agency if it is then required under applicable regulatory requirements.

          "Investment Company Event" means the receipt by the Sponsor of an Opinion of Counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which change becomes effective on or after the date of original issuance of the Preferred Securities of Sandy Spring Capital Trust I.

          A "Regulatory Capital Event" shall occur at any time that the Sponsor shall have received an opinion of independent bank regulatory counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any rules, guidelines or policies of applicable regulatory agencies or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of Declaration, the Preferred Securities do not constitute, or within 90 days of the date thereof, will not constitute, Tier 1 Capital (or its then equivalent) applied as if the Sponsor (or its successor) were a bank holding company for purposes of the capital adequacy guidelines of the Board of Governors of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Sponsor; provided, however, that the
         --------  -------
distribution of the Junior Subordinated Debentures in connection with a termination of the Trust by the Sponsor shall not in and of itself constitute a Regulatory Capital Event.

          "Tax Event" shall occur upon receipt by the Sponsor and the Trust of an Opinion of Counsel from counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regula tions thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of the Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

          (d) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be out standing, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certifi cates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

          (e) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distri bution periods terminating on or before the date of redemption.

          (f) The procedure with respect to redemptions or distributions of Securities shall be as follows:

          (i) Notice of any redemption of, or notice of distribution of Debentures in ex change for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

          (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis (based upon Liquidation Amounts), or such other method as the Property Trustee shall deem appropriate, not more than 60 days prior to the date fixed for redemption from the outstanding Preferred Securities not previously called for redemption, provided, however, that with respect to Holders that would be required to hold less than 100 but more than zero Securities as a result of such pro rata redemption, the Trust shall redeem Securities of each such Holder so that after such redemption such Holder shall hold either 100 Securi ties or such Holder no longer holds any Securities and shall use such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate, provided, further, that any such proration may be made on the basis of the aggregate Liquidation Amount of Securities held by each Holder thereof and may be made by making such adjustments as the Property Trustee deems fair and appropriate in order that only Securities in denominations of or integral multiples thereof shall be redeemed. In respect of Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

          (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice will be irrevocable), then (A) with respect to Preferred Securities issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case re quires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nomi nee (or successor Clearing Agency or its nominee) funds sufficient to pay the Redemption Price with respect to such Preferred Securities and will give the Clearing Agency irrevo cable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, provided, that any such payment shall become due only upon surrender by the Holder of the related certificated Preferred Securities. If a Redemp tion/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

          (iv) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

               Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for re demption of Securities is not a Business Day, then payment of the Redemption Price pay able on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next succeeding Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

          (v) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

          (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

          5. Voting Rights - Preferred Securities.
             ------------------------------------

          (g) Except as provided under Sections 5(b), 6(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

          (h) So long as any Debentures are held by the Property Trustee, subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in the last sentence of this paragraph, the Holders of a majority in Liquidation Amount of the Preferred Securities have the right to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or direct the exercise of any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, however, where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. Subject to
Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities, prior to taking any of the foregoing actions, except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

          If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures, and the amount of the payment will be based on the Holder's pro rata share of the amount due and owing on all Preferred Securities. In connection with such Direct Action, the Common Securities Holder will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent and without prior notice. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth
(i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

          No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

          6. Voting Rights - Common Securities.
             ---------------------------------

          (a) Except as provided under Sections 6(b), 6(c), and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the holder of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a Majority in liquidation amount of the outstanding Preferred Securities. In no event will the holders of the Preferred Securities have the right to vote to appoint, remove or replace, or increase or decrease the number of, the Administrative Trustees, which voting rights are vested exclusively in the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

          (c) So long as any Debentures are held by the Property Trustee, subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent
                                      --------  -------
under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. Subject to
Section 2.7 of the Declaration, the Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

          If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

          Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent without prior notice. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

          No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

          7. Amendments to Declaration and Indenture.
             ---------------------------------------

          In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment Company Act provided, however, that in each case such action shall not adversely
            --------  -------
affect the interests of any Holder. Any amendments of the Declaration pursuant to the immediately preceding sentence shall become effective when notice thereof is given to the Holders. Under the circumstances referred to in Section 12.1(c) of the Declaration, the Declaration also may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, without the consent of each Holder of
                        -------- ----
Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

          8. Pro Rata.
             --------

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the

Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration, the Property Trustee on behalf of the Trust may make such adjustments as may be appropriate in order that only securities in authorized denominations shall be redeemed.

          9. Ranking.
             -------

          The Preferred Securities rank pari passu with the Common Securities
                                        ---- -----
and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

          10. Acceptance of Securities Guarantee and Indenture.
              ------------------------------------------------

          Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

          11. No Preemptive Rights.
              --------------------

          The Holders shall have no preemptive or similar rights to subscribe for any additional securities in the Trust. The issuance of the Securities is not subject to any preemptive or similar rights.

          12. Miscellaneous.
              -------------

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1


         FORM OF ____% CUMULATIVE TRUST PREFERRED SECURITY CERTIFICATE

                               [FACE OF SECURITY]


[if issued as a Global Security insert:


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

     UNLESS THIS PREFERRED SECURITY CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHO RIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSONS IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                     A1-1

Number of
Preferred Securities:________                 CUSIP NO. ___________


          Certificate Evidencing ____% Cumulative Trust Preferred Securities

                                       of

                          Sandy Spring Capital Trust I


                  ____% Cumulative Trust Preferred Securities
                  (liquidation amount  per Preferred Security)

          Sandy Spring Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of __________ Preferred Securities (as defined below) ($____________ in aggregate liquidation amount of Preferred Securities) of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Cumulative Trust Preferred Securities (liquidation amount per Preferred Security) (the "Preferred Securities"). Subject to the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ __, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee (as may be appropriate), and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

          This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

                                     A1-2

          IN WITNESS WHEREOF, the Trust has duly executed this certificate this _________ day of ___________ 1999.

                         SANDY SPRING CAPITAL TRUST I


                         By:  __________________________________________________
                              James H. Langmead
                              Administrative Trustee


          PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Preferred Securities referred to in the within-mentioned Declaration.



                         THE BANK OF NEW YORK
                         as Property Trustee

Dated: _____ __, 1999

                         By:  _________________________________________________
                              Authorized Signatory


                                     A1-3

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Preferred Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the liquidation amount of per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          Distributions on the Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or duly provided for, if no Distributions have been paid or duly provided for, from _______ __, 1999 and will be payable quarterly in arrears, on the last day of March, June, September and December of each year, commencing on _____ __, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar quarter, the number of days elapsed in such 90-day quarter based on 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that
                                                                  -------- ----
no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions also will be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such further
                                                     -------- ----
deferment shall only be permitted to the extent that such Extension Period, together with all extensions occurring both before and after such deferment, does not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          Subject to the receipt of any required regulatory approval and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

          The Preferred Securities shall be redeemable as provided in the Declaration.

                                     A1-4

                             _____________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)



________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Insert address and zip code of assignee)


and irrevocably appoints
_______________________________________________________________________________
_______________________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature:
____________________________________________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)


Signature Guarantee*:  ______________________________

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A1-5

                                 Schedule A***


     The initial number of Preferred Securities evidenced by the Certificate to which this Schedule is attached is _______ (having an aggregate liquidation amount of $______). The notations in the following table evidence decreases and increases in the number of Preferred Securities evidenced by such Certificate.


                                            Number of Preferred
Decrease in Number       Increase in       Securities Remaining
 of Preferred               Number         after such Decrease or   Notation
Securities              of Preferred             Increase              by
                          Securities                               Registrar















*  Append to Global Preferred Securities only.

                                     A1-6

                              EXHIBIT A-2

                     [FORM OF COMMON SECURITY CERTIFICATE]

          THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH SANDY SPRING BANCORP, INC. (THE "COMPANY") OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS COMMON SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITU TIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS COMMON SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFAC TORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (D), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE REVERSE OF THIS COMMON SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEREE TO THE TRUST. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                     A2-1

     THIS COMMON SECURITY IS NOT TRANSFERABLE EXCEPT AS SET FORTH IN SECTION 9.1(c) OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF SANDY SPRING CAPITAL TRUST I, DATED AS OF _______ __, 1999, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.

                                     A2-2

Certificate No. 1

                    Certificate Evidencing Common Securities

                                       of

                          Sandy Spring Capital Trust I


                            ____% Common Securities
                   (liquidation amount  per Common Security)


          Sandy Spring Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Sandy Spring Bancorp, Inc. (the "Holder") is the registered owner of ______ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Common Securities (liquidation amount per Common Security) (the "Common Securities"). Subject to the limitations in
Section 9.1(c) of the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ __, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee, the Preferred Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

                                     A2-3

          IN WITNESS WHEREOF, the Trust has executed this certificate this ____ day of _________, 1999.

                              SANDY SPRING CAPITAL TRUST I


                              By: _____________________________________________
                                  James H. Langmead
                                  Administrative Trustee


                                     A2-4

                         [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of ______% (the "Coupon Rate") of the liquidation amount of per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

          Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or duly provided for or, if no Distributions have been paid or duly provided for, from ______ __, 1999 and will be payable quarterly in arrears, on the last day of March, June, September and December of each year, commencing on _____ __, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar quarter, the number of days elapsed in such 90-day quarter based on 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an "Extension Period"), provided that
                                                                  -------- ----
no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions also will be deferred. Despite such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such further deferment
                                         -------- ----
shall only be permitted to the extent that such Extension Period, together with all extensions occurring both before and after such deferment, does not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          Subject to the receipt of any required regulatory approval and to certain other conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and cause the Debentures to be distributed to the holders to the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

A2-5

          Under certain circumstances, the right of the holders of the Common Securities shall be subordinate to the rights of the holders of the Preferred Securities (as defined in the Declaration), as provided in the Declaration.

          The Common Securities shall be redeemable as provided in the Declaration.

                             _____________________


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Insert address and zip code of assignee)


and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
___________________________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: _____________________________________________________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                                   EXHIBIT C

                             UNDERWRITING AGREEMENT